UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2019

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)
Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (the “Company”), was held on May 8, 2019 (the “Annual Meeting”). As of March 11, 2019, the record date of the Annual Meeting, 79,135,801 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 71,279,661 shares of United’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The following persons were elected to serve as directors of the Company, each of whom to hold office until the 2020 annual meeting of shareholders and until his or her successor is duly elected and qualified. Votes cast were as follows:

	For	Withheld

Robert H. Blalock	63,723,588	2,122,891
L. Cathy Cox	64,874,022	972,457
Kenneth L. Daniels	65,275,661	570,818
Lance F. Drummond	65,287,348	559,131
H. Lynn Harton	65,517,605	328,874
Jennifer K. Mann	65,244,370	602,109
Thomas A. Richlovsky	65,813,152	33,327
David C. Shaver	65,232,152	614,327
Tim R. Wallis	64,660,615	1,185,864
David H. Wilkins	61,473,074	4,373,405

There were 5,433,182 broker non-votes for each director on this proposal.

Proposal 2. The Company’s advisory (non-binding) “say on pay” resolution was approved. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes

62,969,326	2,020,341	856,806	5,433,187

Proposal 3. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019 was ratified. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes

71,179,152	87,756	12,753	0

Proposal 4. The shareholders voted on an advisory (non-binding) vote regarding the frequency of future say on pay votes regarding the compensation of our Named Executive Officers as follows:

1 Year	2 Years	3 Years	Abstain

61,931,830	236,884	3,491,372	86,660

In light of this recommendation from the Company's shareholders, the Company has determined that it will include an advisory (non-binding) shareholder vote on the compensation of the Company's named executive officers in the Company's proxy materials every year until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company's Annual Meeting of Shareholders in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: May 10, 2019